Penn Series Funds, Inc.

Supplement Dated August 2, 2007
to the Statement of Additional Information Dated May 1, 2007

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (SAI) and should be read in conjunction with the SAI.

In the section entitled “SECURITIES AND INVESTMENT TECHNIQUES,” the information included under the heading “Loan Participations and Assignments” beginning on page 23 of the SAI is hereby deleted and replaced with the following:

Loan Participations and Assignments

The Large Cap Growth, High Yield Bond and Flexibly Managed Funds may invest in loan participations and assignments (collectively “participations”).  Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities.  Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt).  LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due.  The loans underlying such participations may be secured or unsecured, and the Funds may invest in loans collateralized by mortgages on real property or which have no collateral.  The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan.  Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the Funds will invest will also vary in legal structure.  Occasionally, lenders assign to another institution both the lender’s rights and obligations under a credit agreement.  Since this type of assignment relieves the original lender of its obligations, it is called a novation.  More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document.  A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower.  Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement.  Such partial assignments, which are more accurately characterized as “participating interests,” do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

Because the Funds are allowed to purchase debt securities, including debt securities at private placement, the Funds will treat loan participations as securities and not subject to their fundamental investment restriction prohibiting the Funds from making loans.

There may not be a liquid public market for the loan participations.  Hence, the Funds may be required to consider loan participations as illiquid securities and subject them to the Funds’ restriction on investing no more than 15% of assets in securities for which there is no readily available market.  The Funds would initially impose a limit of no more than 5% of total assets in illiquid loan participations.  The Large Cap Growth and Flexibly Managed Funds currently do not intend to invest more than 5% of their assets in loan participations.

Where required by applicable SEC positions, the Funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

Various service fees received by the Funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination).  To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code.  Thus the sum of such fees plus any other non-qualifying income earned by a Fund cannot exceed 10% of total income.

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Please retain this supplement for future reference.